SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 4, 2003


                               MOVADO GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


         NEW YORK                       0-22378                 13-2595932
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)


         650 FROM ROAD
      PARAMUS, NEW JERSEY                               07652
(Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         On September 4, 2003, we issued a press release announcing second quarter fiscal 2004 results for the period ended July 31, 2003. A copy of the press release is furnished as an exhibit to this report.

         The information in this Current Report shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MOVADO GROUP, INC.


Date:  September 4, 2003           By:  /s/ Timothy F. Michno
                                        ---------------------------------------
                                        Name:   Timothy F. Michno
                                        Title:  General Counsel and
                                                Secretary

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                                  EXHIBIT INDEX

99.1              Press Release, dated September 4, 2003